Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Envoy Medical, Inc. (the “Company”) for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert Potashnick, as Chief Accounting Officer & Vice President of Finance of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Potashnick
Robert Potashnick
Chief Accounting Officer & Vice President of Finance
(Principal Financial Officer; Principal Accounting Officer)
Dated: November 5, 2026